UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023 (April 26, 2023)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35975 (Commission File Number)	27-1650905 (IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO (Address of principal executive offices)	80021 (Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2023, the Board of Directors of Gogo Inc. (the “Company”) appointed Michael Abad-Santos to fill the vacancy of the Board of Directors (the “Board”), effective immediately. Mr. Abad-Santos, age 50, serves as the Chief Executive Officer of BridgeComm, Inc. (“BridgeComm”). He joined BridgeComm in 2019 and served as the Senior Vice President of Strategy & Business Development until his appointment to Chief Executive Officer in 2021. Prior to joining BridgeComm, Mr. Abad-Santos held a range of executive roles, including Senior Vice President, Americas, at LeoSat Enterprises from 2016 to 2019, where he led commercial activities, strategy development and execution in the Americas region, as well as government activities worldwide, and Chief Commercial Officer at TrustComm Inc. from 2014 to 2016. Mr. Abad-Santos also served as Senior Vice President, Global Government at Inmarsat from 2011 to 2014.

Mr. Abad-Santos will serve as a Class III director and hold office until the Company’s 2025 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, incapacity, resignation or removal. Mr. Abad-Santos has not been appointed to serve on any Board committee at this time.

Mr. Abad-Santos, as a non-employee director, will receive the director compensation described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 (the “Proxy Statement”). We also expect to enter into an indemnification agreement with Mr. Abad-Santos. The form of indemnification agreement is an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023, and is described in the Proxy Statement.

There are no arrangements or understandings between Mr. Abad-Santos and any other person pursuant to which Mr. Abad-Santos was selected as a director. There are no transactions in which Mr. Abad-Santos has an interest that would require disclosure by the Company under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By: /s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel and
Secretary

Date: May 2, 2023